UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2022

American Church Mortgage Company

(Exact name of registrant as specified in its charter)

Minnesota	000-25919	41-1793975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Yellow Circle Drive, Suite 102, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 945-9455

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	N/A	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes In Registrant’s Certifying Accountant.

On April 1, 2022, Wipfli LLP resigned as the Company’s independent registered public accounting firm. Wipfli LLP’s reports on the Company’s financial statements for the years ending December 31, 2020 and December 31, 2021 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The 2021 audit report did, however, include a notation that the firm could not obtain sufficient valuation evidence for a portion of the Company’s bond portfolio and that they were not able to satisfy themselves as to the carrying value of impaired bonds or impairment by other auditing procedures. During the Company’s two most recent fiscal years there were:

(i)	No disagreements with Wipfli LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Wipfli LLP, would have caused Wipfli LLP to make reference to the subject matter of the disagreement in its report on the Company’s consolidated financial statements, and
(ii)	No “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K (“Regulation S-K”) of the U.S. Securities and Exchange Commission (the “SEC”).

The Company has provided Wipfli LLP with a copy of this Form 8-K prior to its filing with the SEC and requested Wipfli LLP to furnish to the Company a letter addressed to the SEC stating whether it agrees with the statements made above. A copy of Wipfli LLP’s letter dated May 2, 2022 attached as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits	Description
16.1	Letter of Wipfli LLP dated May 2, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Church Mortgage Company

Date: May 2, 2022

By /s/ Scott J. Marquis

Chief Financial Officer & Treasurer